TWIN DISC, INC

Investor Presentation






DISCLOSURES

Safe Harbor Statement

This presentation contains statements that are forward-looking within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. The words "anticipates," "believes," "intends," "estimates," and "expects," or similar anticipatory expressions, usually identify forward-looking statements. These statements are based on management's current expectations that are based on assumptions that are subject to risks and uncertainties. Actual results may vary because of variations between these assumptions and actual performance. Investors are referred to Twin Disc's fiscal year 2022 Annual Report and Form 10-K under the caption "Risk Factors," which outlines certain risks regarding the Company's forward-looking statements, including but not limited to the impact of general economic conditions and the cyclical nature of many of the Company's product markets; foreign currency risks and other risks associated with the Company's international sales and operations; the ability of the Company to successfully implement price increases to offset increasing commodity costs; the ability of the Company to generate sufficient cash to pay its indebtedness as it becomes due; and the possibility of unforeseen tax consequences and the impact of tax reform in the U.S. or other jurisdictions. Copies of the Company's SEC filings may be obtained from the SEC, and are available on Twin Disc's web site (www.twindisc.com), or by request from the Investor Relations department at the Company. The Company assumes no obligation, and disclaims any obligation, to publicly update or revise any forward-looking statements to reflect subsequent events, new information, or otherwise.

Non-GAAP Financial Disclosures

Financial information excluding the impact of asset impairments, restructuring charges, foreign currency exchange rate changes and the impact of acquisitions, if any, in this press release are not measures that are defined in U.S. Generally Accepted Accounting Principles ("GAAP"). These items are measures that management believes are important to adjust for in order to have a meaningful comparison to prior and future periods and to provide a basis for future projections and for estimating our earnings growth prospects. Non-GAAP measures are used by management as a performance measure to judge profitability of our business absent the impact of foreign currency exchange rate changes and acquisitions. Management analyzes the company's business performance and trends excluding these amounts. These measures, as well as EBITDA, provide a more consistent view of performance than the closest GAAP equivalent for management and investors. Management compensates for this by using these measures in combination with the GAAP measures. The presentation of the non-GAAP measures in this press release are made alongside the most directly comparable GAAP measures.

Definitions

Earnings before interest, taxes, depreciation and amortization (EBITDA) is calculated as net earnings or loss excluding interest expense, the provision or benefit for income taxes, depreciation and amortization expenses.

Net debt is calculated as total debt less cash.

Leverage Ratio is calculated as net debt divided by the sum of EBITDA over the last twelve months.

INVESTMENT HIGHLIGHTS

01.

Robust backlog supported by healthy demand growth across product groups

02.

Innovative technologies in Marine and Industrial scalable across attractive end markets

03.

Strategic playbook focused on margin expansion and cash generation

04.

Accelerating growth across end markets through Industrial and Marine Technology M&A opportunities

05.

Niche capabilities and specific product group offerings capitalize on global demographic & secular tailwinds

OVERVIEW

TWIN DISC SNAPSHOT

Founding Year	1918
Headquarters	Milwaukee, WI
Employees	~800
Reporting Segments	Manufacturing Distribution
Revenue	$277.0M
EBITDA Margin	9.3%

FY23 Revenue by Product Group



6%
11%
26%
57%
Marine & Propulsion Systems
Land-Based Systems
Industrial
Other

FY23 Revenue by Geography



8%
23%
38%
30%
North America
Europe
Asia Pacific
Other

Key Market Differentiators

- A century of expertise putting horsepower to work and delivering world-class solutions to our global customer base
- Leveraging our leadership position in drive train technology to deliver solutions for today and tomorrow – i.e., traditional diesel, hybrid, and fully electric solutions
- Veth Propulsion provides an edge in Marine markets, with industry-leading technology known for innovation and reliability

TWIN DISC EVOLUTION

1918
Twin Disc was founded
Revolutionized tractor clutches that became the standard in agricultural machinery

WWII
Production of machine tool clutch and marine gear

1950s
Hydraulic marine transmission

1980s-90s
Power-shift transmission, single-stage torque converter, Arneson surface drive & controls

1999
Acquisition of Rockford and Technodrive

2004
Acquisition of Rolla

2006
Acquisition of BCS

2018
Acquisition of Veth Propulsion, a global supplier of main and auxiliary marine propulsion products, headquartered in the Netherlands

2021
Sale of Swiss facility

2022
Sale-leaseback of Belgian facility
Sale of Italian facility
Optimized efficiency and cost-effectiveness of global footprint

Today
Strategic focus on hybrid electric technology, controls and full system integration opportunities

PRODUCT GROUP OVERVIEW







Marine & Propulsion Systems

Diesel powered planing & displacement vessels

- Positioned to capitalize on paradigm shifts in propulsion
- Robust, world-wide distribution network
- Strong opportunity for organic and inorganic growth

Land-Based Transmission

Diesel powered off-highway and all-terrain specialty vehicles

- Increasing global demand for Oil & Gas
- E-Frac and Hybrid solutions expand Twin Disc's addressable market
- Capability to rebuild transmissions when new engine availability is limited

Industrial

Heavy duty industrial disconnect applications

- Competitive advantage by focusing on full systems and technology for controllers
- R&D investments drive new product launches and increased customer applications

Leveraging Proprietary Offerings, Technology, In-House Expertise, and Scale Across Markets

MARINE & PROPULSION SYSTEMS

TWIN DISC.

Twin Disc's Unique Position

- Veth acquisition provided complementary products and powerful new technologies
- In-house hybrid and electrification expertise
- Expansion into new markets and geographies
- Strong Veth and Rolla partnership encourages innovation and expands growth opportunities

Substantial Growth Opportunities Across End Markets

- Commercial Craft
- Fast Commercial Craft
- Passenger Vessels
- Patrol Craft
- Pleasure Craft


SEMPER FI



LAND-BASED TRANSMISSION

Twin Disc's Unique Position

- Over a century of experience in power transmission product design and innovation
- Strong North American customer base provides a solid foundation for growth
- In-house diesel and hybrid / electrification expertise

Substantial Growth Opportunities Across End Markets

- Airport Rescue and Fire
- Energy
- Military





INDUSTRIAL

Twin Disc's Unique Position

- Best-in-class quality
- Proprietary technology in controls, hybrid, EV
- In-house engineering capabilities
- Accelerating activity with new customers and application expansion among existing customers

Substantial Growth Opportunities Across End Markets

- Agriculture
- Construction
- Energy
- Forestry
- Irrigation
- Municipal
- Recycling
- Transport





STRATEGY

LONG-TERM STRATEGY

Leading Hybrid/Electric solution provider for niche marine and land-based applications

Continued expansion of Veth product to reach new markets and geographies

Rationalize global footprint for efficiency and customer response

Increased focus on controls and system integration rather than individual components

M&A priorities: Industrial and Marine Technology (Hybrid focus)

HYBRID ELECTRIC SOLUTIONS

TWIN DISC

Transforming the global Off-Highway, Industrial, and Marine markets with our sustainable Hybrid and Electric powertrains, empowering customers to meet business goals as well as regulatory requirements

- Expertise in drive train technology provides edge in hybrid technology
- Veth Propulsion provides a competitive advantage in electrification
- In midst of global paradigm shift toward sustainable energy sources and technology

5x to 10x

More Content

(vs. standard application)

Land-Based E-Frac

- Initial E-Frac applications achieving performance beyond expectations
- Significant volume anticipated starting in late FY23
- Signed 18-month exclusive agreement with Sewart Supply for E-Frac applications

Pleasure Craft

- Initial Hinckley Silent Jet combines the benefits of diesel and electric propulsion
- Seamless transition between diesel and electric power
- Benefits of silent operation under electric power or high-performance diesel propulsion

Passenger Vessel

- No noise
- No diesel fumes
- No exhaust stacks obscuring views

VETH EXPANSION

Global supplier of main and auxiliary Marine propulsion products

Strategic Fit

- Complementary products and powerful new technologies
- Enhances engineering talent and product development capabilities
- Prior history working with Veth enables efficient integration
- Accelerates sales and marketing opportunities

Veth Sales



5-Year Revenue CAGR
Forecast ~11.6%
$45.3
$53.0
$78.4
FY22A
FY23A
FY27E

2018

- >90% business focused in Europe

Today

- Order and backlog growth driven by North America, Asia
- Expansion into luxury yachting

Opportunity

- Accelerate end market and geographic expansion

OPTIMIZE GEOGRAPHIC FOOTPRINT

$178.9 million
Fiscal 2023 International Sales

- World-wide distribution network
- Six countries with manufacturing operations
- Customers across 50 countries



Manufacturing location
Company owned distribution / service location
Purchasing / sourcing offices

CONTROLS & SYSTEM INTEGRATION

Control and full-system integration focus to accelerate growth

- Twin Disc products across all end markets are built with our control systems, utilizing multiple components and sophisticated controls to manage power output
- Ability to package a **full system solution** to virtually any customer's specific application requirements
- **R&D investment** continues to drive innovation while optimizing performance, reliability, and safety
- **Expanding market opportunity as Twin Disc hybrid systems** ensure maximum efficiency and reduce fuel consumption
- **Driving force for growth opportunity** in Marine and Industrial end markets

PURSUE M&A OPPORTUNITIES

Bolt-on & Transformational Acquisitions Framework

M&A Priorities ✓ Marine Technology, Hybrid-focused ✓ Industrial

Strategic Fit	▪ Diversification away from Oil & Gas ▪ Acquisition logic immediately evident
Financial Fit	▪ Evident value creation potential ▪ Consistent business performance ▪ Internal Rate of Return > Weighted Average Cost of Capital
Other Considerations	▪ Platform for transformative expansion ▪ Can enhance network and capabilities

FINANCIAL OVERVIEW

FINANCIAL PERFORMANCE

NET SALES

($ in millions)


Marine
Land-Based
Industrial
Other
$302.7
$5.6
$34.0
$112.8
$150.2
$246.8
$5.3
$26.3
$62.7
$152.5
$218.6
$9.5
$23.5
$58.4
$127.2
$242.9
$10.9
$32.1
$64.9
$135.0
$277.0
$15.8
$29.8
$73.0
$158.3
FY19
FY20
FY21
FY22
FY23

DILUTED EARNINGS PER SHARE


$0.83
($3.03)
($2.24)
$0.78
$0.75
FY19*
FY20*
FY21*
FY22**
FY23

GROSS PROFIT BY PRODUCT GROUP

($ in millions)


Marine
Land-Based
Industrial
Other
$89.6
$55.7
$50.9
$68.8
$74.3
FY19
FY20
FY21
FY22
FY23

* Unadjusted for change in accounting method; ** Adjusted for change in accounting method

BALANCE SHEET

NET DEBT
($ in millions)



$30.1
$31.9
$19.7
$24.0
$5.4
FY19
FY20
FY21
FY22
FY23

EBITDA
($ in millions)



$29.9
($30.2)
$3.6
$24.0
$25.8
FY19*
FY20*
FY21*
FY22**
FY23

LEVERAGE RATIO



1.0x
(1.1)x
5.5x
1.0x
0.2x
FY19*
FY20*
FY21*
FY22**
FY23

* Unadjusted for change in accounting method; ** Adjusted for change in accounting method

CAPITAL ALLOCATION PRIORITIES

- Debt Reduction
- Return Capital to Shareholders via Dividends
- Organic Growth Investments
- Bolt-On & Transformational Acquisitions
- Return Capital to Shareholders via Share Repurchases





MEDIUM-TERM TARGETS

MEDIUM-TERM: 3-5 YEARS

Target	Drivers
Revenue $400 million	▪ Hybrid/Electric leadership ▪ Veth global expansion ▪ Industrial focus ▪ M&A
Gross Margin 30%	▪ European cost structure ▪ Operational efficiencies ▪ Greater pass-through content
Free Cash Flow Conversion 60%	▪ Supply chain processes ▪ Manufacturing footprint ▪ Capital spending discipline

KEY TAKEAWAYS

TWIN DISC.

1. Robust backlog supported by healthy demand growth across product groups
2. Innovative technologies in Marine and Industrial scalable across attractive end markets
3. Strategic playbook focused on margin expansion and cash generation
4. Accelerating growth across end markets through Industrial and Marine Technology M&A opportunities
5. Niche capabilities and specific product group offerings capitalize on global demographic & secular tailwinds

APPENDIX

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO REPORTED FINANCIAL MEASURES

RECONCILIATION OF TOTAL DEBT TO NET DEBT
(In thousands; unaudited)

	FY23	FY22	FY21	FY20	FY19
Current maturities of long-term debt	2,010	2,000	2,000	4,691	2,000
Long-term debt	16,617	34,543	30,085	37,896	40,491
Total debt	$18,627	$36,543	$32,085	$42,587	$42,491
Less cash	13,263	12,521	12,340	10,688	12,362
Net debt	$5,364	$24,022	$19,745	$31,899	$30,129

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO REPORTED FINANCIAL MEASURES

TWIN DISC.

RECONCILIATION OF CONSOLIDATED NET INCOME TO EBITDA
(In thousands; unaudited)

`	FY23	FY22**	FY21*	FY20*	FY19*
Net Income (loss) attributable to Twin Disc	$10,380	$10,467	($29,719)	($39,817)	$10,673
Interest expense	2,253	2,128	2,358	1,860	1,927
Income tax expense (benefit)	3,788	1,823	19,681	(4,169)	3,711
Depreciation and amortization	9,359	9,547	11,243	11,925	13,612
Earnings before interest, taxes, depreciation and amortization (EBITDA)	$25,781	$23,965	$3,563	($30,201)	$29,923

* Unadjusted for change in accounting method; ** Adjusted for change in accounting method

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO REPORTED FINANCIAL MEASURES

TWIN DISC

NET DEBT TO EBITDA LEVERAGE RATIO CALCULATION

	FY23	FY22**	FY21*	FY20*	FY19*
Net debt	$5,364	$24,022	$19,745	$31,899	$30,129
EBITDA	25,781	23,965	3,563	(30,201)	29,923
Leverage Ratio	0.2x	1.0x	5.5x	(1.1)x	1.0x

* Unadjusted for change in accounting method; ** Adjusted for change in accounting method